Fees Summary	Mar. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,154,117.00
Previously Paid Amount	0.00
Total Fee Amount	3,749.98
Total Offset Amount	0.00
Net Fee	$ 3,749.98